Exhibit 99.2

ID # , Photographer Name 1386713385, Mark Thompson Contact Press: press.gettyimages.com Email: investor.relations@gettyimages.com Website: investors.gettyimages.com Q2 2022 Financial Results

2 Forward - Looking Statements Certain statements included in this presentation that are not historical facts are forward - looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995 . Forward - looking statements may be identified by the use of the words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “opportunity,” “upside,” “target”, “whitespace” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters . These forward - looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity . These statements are based on various assumptions and on the current expectations of the Company’s management and are not predictions of actual performance . These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability . Actual events and circumstances are difficult or impossible to predict and will differ from assumptions . Many actual events and circumstances are beyond the control of the Company . These forward - looking statements are subject to a number of risks and uncertainties, including : our inability to continue to license third - party content and offer relevant quality and diversity of content to satisfy customer needs ; our ability to attract new customers and retain and motivate an increase in spending by our existing customers ; the user experience of the Company’s customers on its website ; the extent to which we are able to maintain and expand the breadth and quality of our content library through content licensed from third - party suppliers, content acquisitions and imagery captured by our staff of inhouse photographers ; the mix of and basis upon which we license our content, including the price - points at, and the license models and purchase options through, which we license our content ; the risk that we operate in a highly competitive market ; the risk that we are unable to successfully execute our business strategy ; our inability to effectively manage our growth ; the risk that we may lose the right to use “Getty Images” trademarks ; our inability to evaluate our future prospects and challenges due to evolving markets and customers’ industries ; the risk that our operations in and continued expansion into international markets bring additional business, political, regulatory, operational, financial and economic risks ; the inability to expand our operations into new products, services and technologies and to increase customer and supplier awareness of new and emerging products and services ; the loss of and inability to attract and retain key personnel that could negatively impact our business growth ; the inability to protect the proprietary information of customers and networks against security breaches and protect and enforce intellectual property rights ; our reliance on third parties ; the risk that an increase in government regulation of the industries and markets in which we operate could negatively impact our business ; the impact of worldwide and regional political, military or economic conditions, including declines in foreign currencies in relation to the value of the U . S . dollar, hyperinflation, devaluation and significant political or civil disturbances in international markets where we conduct business ; the risk that claims, lawsuits and other proceedings that have been, or may be, instituted against us could adversely affect our business ; the inability to maintain the listing of our Class A Common Stock on the NYSE following the Business Combination ; the risk that the COVID - 19 pandemic and efforts to reduce its spread impacts our business, financial condition, cash flows and operation results more significantly than currently expected ; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and our ability to grow our business and manage growth profitably ; changes in applicable Laws or regulations ; risks associated with our reliance on information technology in critical areas of our operations ; and costs related to operating as a public company . If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking statements . These and other factors that could cause actual results to differ from those implied by the forward - looking statements in this presentation are more fully described under the heading “Risk Factors “ in the Form S - 1 Registration Statement filed by the Company on August 9 , 2022 and in our subsequent filings with the SEC . The foregoing list of factors is not exhaustive . New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can the Company assess the impact of all such risk factors on the business of the Company or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward - looking statements . All forward - looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements . The Company undertakes no obligations to update or revise publicly any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . In addition, statements of belief and similar statements reflect the beliefs and opinions of the Company on the relevant subject . These statements are based upon information available to the Company, as applicable, as of the date of this presentation, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information . These statements are inherently uncertain and you are cautioned not to unduly rely upon these statements .

3 Non - GAAP Financial Measures In order to assist investors in understanding the core operating results that our management uses to evaluate the business and for financial planning, we present the following non - GAAP measures : (1) Adjusted EBITDA, (2) Adjusted EBITDA Margin, and (3) Free Cash Flow . The Company believes that these measures are relevant and provide useful information widely used by analysts, investors and other interested parties in our industry to provide a baseline for evaluating and comparing our operating performance, and in the case of free cash flow, our liquidity results . We also evaluate our revenue on an as reported (U . S . GAAP) and currency neutral basis . We believe presenting currency neutral information provides valuable supplemental information regarding our comparable results, consistent with how we evaluate our performance internally . Reconciliations of these Non - GAAP measures to the most comparable GAAP measures are included in the accompanying appendix of this presentation . The Company does not reconcile its forward - looking non - GAAP financial measures to the corresponding U . S . GAAP measures, due to variability and difficulty in making accurate forecasts and projections and/or certain information not being ascertainable or accessible ; and because not all of the information, such as foreign currency impacts necessary for a quantitative reconciliation of these forward - looking non - GAAP financial measures to the most directly comparable U . S . GAAP financial measure, is available to the Company without unreasonable efforts . For the same reasons, the Company is unable to address the probable significance of the unavailable information . The Company provides non - GAAP financial measures that it believes will be achieved, however it cannot accurately predict all of the components of the adjusted calculations and the U . S . GAAP measures may be materially different than the non - GAAP measures .

4 Second Quarter 2022 Financial Summary Note tha t the Company went public via its SPAC merger with CCNB on July 22, 2022. All results reported in these materials reflect the C ompany's financial results and balance sheet prior to the close of that transaction. 148.1 (66.1%) 146.7 (62.9%) 72.1 (32.2%) 82.9 (35.5%) 4.0 (1.8%) 3.7 (1.6%) $224.2 $233.3 Q2'21 Q2'22 Creative Editorial Other Revenue ($ in millions) 70.2 74.1 Q2'21 Q2'22 Results ($ in millions) Q2'2 2 Q 2' 21 Change Revenue $233.3 $224.2 +4.1% (8.3% CN) 1 Revenue less cost of revenue (as a % of revenue) 72.1% 72.8% - 70 bps Adjusted EBITDA $74.1 $70.2 +5.5% Adjusted EBITDA Margin 31.7% 31.3% + 40 bps Adjusted EBITDA less CapEx $59.9 $56.6 +6.0% Ending Cash Balance $213.8 $116.2 +84.0% Adjusted EBITDA ($ in millions) 31.3% 31.7% Adjusted EBITDA margin Note: Please see appendix for a reconciliation of non - GAAP measures. 1 Currency Neutral (CN) revenue growth (expressed as a percentage) excludes the impact of fluctuating foreign currency values p egg ed to the U.S. dollar between comparative periods by translating all local currencies using the current period exchange rates. We consistently apply this approach to revenue for all countries w here the functional currency is not the U.S. dollar.

5 Key Operating Metrics (KPIs) $ millions Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Y/Y Change LTM total purchasing customers (thousands) 1 749 766 794 825 843 +12.6% LTM total active annual subscribers (thousands) 2 66 70 75 81 89 +34.8% LTM paid download volume (millions) 3 85 87 89 89 93 +9.4% LTM annual subscriber revenue retention rate 4 98.7% 102.3% 104.5% 104.6% 101.9% +320 bps Image collection (millions) 5 443 450 458 466 474 +7.0% Video collection (millions) 5 18 19 20 21 22 +22.2% LTM video attachment rate 6 11.9% 12.1% 12.1% 12.1% 1 2.2% +30 bps Note: All periods presented are unaudited Note: t he Key Operating Metrics outlined are the metrics that provide management with the most immediate understanding of the driver s o f business performance and our ability to deliver shareholder return, track to financial targets and prioritize customer satisfaction. LTM - Last twelve months Annual subscriptio n - includes all products and subscriptions with a duration of 12 months or longer. 1 The count of total customers who made a purchase within the reporting period based on billed revenue . 2 The count of customers who were on an annual subscription product during the reporting period . 3 A count of the number of paid downloads by our customers in the reporting period . 4 This calculates retention of total revenue for customers on an annual subscription products, comparing the customer’s total b il led revenue (inclusive of both annual subscription and non - annual subscription products) in the LTM period to the prior LTM peri od. The 2021 retention rates have some benefit from the COVID impacted comparison in 2020. 5 A count of the total images and videos in our content library as of the reporting date . 6 A measure of the percentage of total paid customer downloaders who are video downloaders . The underlying calculation of this metric was changed vs . previously reported metrics . This change was made to exclude the impact of downloader activity from our free trial subscriptions which are skewed entirely to stills - only content .

6 Balance Sheet & Liquidity $ millions June 30, 2022 March 31, 2022 Cash & Cash Equivalents 1 $213.8 $210.8 Available under Revolving Credit Facility 2 $80.0 $80.0 Liquidity $293.8 $290.8 Term Loans Outstanding – USD Tranche: $992.6 $995.2 Term Loans Outstanding – EUR Tranche 3 : $438.9 $468.2 Total Balance – Term Loans Outstanding 4 $1,431.5 $1,463.4 Senior Notes $300.0 $300.0 1 Excludes restricted cash of $4.6 million for both periods presented. 2 Effective February 2019. Expires February 2024. 3 Face Value of Debt is 419M EUR. Converted using the FX spot rate as of June 30, 2022 of 1.05 and March 31, 2022 of 1.12 4 Represents face value of debt, not GAAP carrying value Note: All periods presented are unaudited

7 Full Year 2022 Guidance $ Millions 517 533 597 295 266 307 37 16 15 $955.0 $849 $815 $919 $980 FY19A FY20A FY21A FY22E Creative Editorial Other Revenue ($ in millions) Note: Please see appendix for a reconciliation of non - GAAP measures. $261 $273 $309 $320 31% 34% 34% 33% FY19A FY20A FY21A FY22E % margin Adj. EBITDA ($ in millions) $ millions 2022 Guidance Implied Y/Y Growth Revenue $955 million to $980 million 4.0% to 6.7% Adjusted EBITDA $310 million to $320 million 0.2% to 3.5% Note: guidance is on a currency neutral basis Forecast Range Forecast Range

ID # , Photographer Name About Our Business 1304733625, Chadchai Ra - ngubpai

Company Overview:

Preeminent Global Content Creator and Marketplace

Content Consumers

200+
Countries

2.6bn+
Searches / Year

~48%
YTD Q2 '22 Subscription Revenue

492k+
New Customers / Year[1]

gettyimages

Content Creators

300
Content Partners

496k+
Contributors

80k+
Exclusive Contributors

115+
Staff Photographers and Videographers

- Comprehensive product offering across the entire value spectrum
- Premium library underpinned by exclusive content
- Search business with built-in feedback loop
- Trusted long-term relationships with enterprise-level customers

1 New Customers / Year based on Q2 '22 LTM

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Significant Value Creation Opportunity


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1 Attractive Subscription Business Model

- ✓ Accelerate recurring growth momentum
- ✓ Further penetrate and expand enterprise subscriptions and unlock significant future upside

2 Corporate Customer Opportunity

- ✓ Drive go-to-market strategy to fuel continued momentum in penetration and spend across corporate customers
- ✓ Continue expansion across $10.6bn total addressable customer whitespace [1]

3 Video Upsell Opportunity

- ✓ Capture compelling video upsell potential driven by customer demand and product innovation
- ✓ Grow high-value video customer base with substantial remaining headroom for expansion

4 Superior Marketing ROI

- ✓ Unlock revenue upside from ongoing deployment of high-ROI marketing investments
- ✓ Address international white space

5 AI / ML & Data Analytics

- ✓ Enhance market leadership position through continuous growth in content and innovation, powered by scaled & proprietary data
- ✓ Leverage sponsor experience in AI / ML to enhance data-driven organizational focus

6 Partnerships, M&A and NFTs

- ✓ Pursue several actionable levers to achieve further revenue growth upside (e.g. exclusive partnerships, strategic M&A, new product offerings, geographic expansion and NFTs)
- ✓ 10bps of NFT market shares in 2025 represents ~80mm of revenue [2]

1. Third Party Consultant Study, October 2021. 2020 TAM figure includes North America, EMEA and ROW.
2. Based on Jefferies' forecast of $80bn+ NFT market by 2025.

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11 Second Quarter 2022 Highlights Partnerships • Penske Media Corporation (PMC) exclusive global distribution partner Content • Queen’s Platinum Jubilee • Official Photographer for - Tribeca Festival, The Met Gala, Billboard Music Awards, • Official Photographer for – British Tennis, NHL, NBA, Commonwealth Games • Preferred supplier for UEFA Champions League • Exclusive photo licensing partner to the PGA of America and the PGA Championship tournament Brand/CSR • Launch of the Black History & Culture Collection Product/Technology • VisualGPS Insights interactive tool launch 1407878302, Julian Finney 1401215753, Chris Jackson 1288603410, Space Frontiers 1340128863, Mike Coppola 1364320880, Stacy Revere

ID # , Photographer Name Appendix 1317642043, AerialPerspective Images

Financial Summary

	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22
Revenue	$224.2	$237.0	$239.1	$231.0	$233.3
Currency Neutral Growth (YoY) [3]	15.4%	11.3%	7.8%	8.3%	8.3 %
Reported Growth (YoY)	20.5%	13.5%	7.9 %	5.8%	4.1%
Revenue Less Cost of Revenue	$163.3	$174.4	$174.0	$169.1	$168.2
% of revenue	72.8%	73.6%	72.8%	73.2%	72.1%
Adjusted SG&A [1]	$93.1	$92.8	$92.2	$91.4	$94.1
Currency Neutral Growth (YoY) [3]	27.0%	23.4%	8.7%	11.6%	3.9%
Reported Growth (YoY)	30.8%	25.1%	8.9%	9.9%	1.1%
% of revenue	41.5%	39.2%	38.6%	39.6%	40.3%
Adjusted EBITDA	$70.2	$81.6	$81.9	$77.7	$74.1
Margin %	31.3%	34.4%	34.3%	33.6%	31.7%
Currency Neutral Growth (YoY) [3]	4.3%	1.6%	7.4%	6.2%	11.6%
Reported Growth (YoY)	11.0%	4.2%	7.5%	2.7%	5.5%
Capital Expenditures	$13.6	$11.4	$12.6	$16.2	$14.1
% of revenue	6.1%	4.8%	5.3%	7.0%	6.1%
Free Cash Flow	$32.9	$31.2	$46.8	$33.2	$16.8
Net Cash Taxes Paid	$12.3	$6.9	$10.0	$3.8	$14.7
Cash Interest Payments	$21.5	$36.2	$21.4	$29.1	$20.3
Ending Cash & Cash Equivalents Balance [2]	$116.2	$143.3	$186.3	$210.8	$213.8

Note that our Q2 '21 compare is against a more COVID-19 impacted quarter in 2020.
[1] Adjusted SG&A = SG&A less stock compensation expense
[2] Ending cash and cash equivalent balances excludes restricted cash. Additionally, Q2 '21 ending cash balance is net of the $89.2 million acquisition of Unsplash, Inc. which was funded through existing cash on hand.
[3] Currency Neutral revenue growth (expressed as a percentage) excludes the impact of fluctuating foreign currency values pegged to the U.S. dollar between comparative periods by translating all local currencies using the current period exchange rates. We consistently apply this approach to revenue for all countries where the functional currency is not the U.S. dollar.

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Note: All periods presented are unaudited

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$ Millions

Revenue by Product

Quarterly Revenue by Product

	Q2'22	% of revenue	Q2'21	% of revenue	$ Change	YoY Reported	YoY CN[3]
Creative	$146.7	62.9 %	$148.1	66.1 %	($1.4)	(1.0)%	3.0 %
Editorial[1]	82.9	35.5 %	72.1	32.2%	10.8	15.0 %	19.8 %
Other[2]	3.7	1.6 %	4.0	1.8 %	(0.3)	(6.2)%	(2.5)%
	233.3	100.0 %	224.2	100.0 %	9.1	4.1 %	8.3 %

YTD Revenue by Product

	2022	% of revenue	2021	% of revenue	$ Change	YoY Reported	YoY CN[3]
Creative	$295.1	63.6 %	$292.8	66.1 %	$2.3	0.8 %	4.2 %
Editorial[1]	161.7	34.8 %	142.5	32.2 %	19.2	13.5 %	17.0 %
Other[2]	7.5	1.6 %	7.3	1.7 %	0.2	2.7 %	5.5 %
	464.3	100.0 %	442.6	100.0 %	21.7	4.9 %	8.3 %

[1] These increases were primarily driven by Entertainment from the COVID-19 recovery we've seen since 2021 and Sport which has grown beyond the COVID impacted periods and is performing at historically high levels.
[2] "Other" includes music licensing, digital asset management and distribution services, print sales and data licensing revenues.
[3] Currency Neutral revenue growth (expressed as a percentage) excludes the impact of fluctuating foreign currency values pegged to the U.S. dollar between comparative periods by translating all local currencies using the current period exchange rates. We consistently apply this approach to revenue for all countries where the functional currency is not the U.S. dollar.

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15 Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin by Year 1 - Expenses and gains related to our debt refinancing consummated in the first quarter of 2019. 2 - Fair value adjustments for our swaps and foreign currency exchange contracts, foreign exchange gains (losses) and other insi gnificant non - operating related expenses. 2021 2020 2019 Net income (loss) $117.4 $(37.4) $(52.6) Add/(less) non - GAAP adjustments: Depreciation and amortization $100.5 $99.4 $106.3 Restructuring and other operating expense - net $0.4 $9.3 $7.9 Interest expense $122.2 $124.9 $135.4 Debt Restructuring 1 - - $7.2 Fair value adjustments, foreign exchange and other non operating expenses (income) 2 $(56.3) $59.2 $18.5 Income tax expense $18.7 $9.5 $30.2 Stock comp expense $6.4 $8.0 $8.2 Adjusted EBITDA $309.3 $272.9 $261.1 Net income (loss) margin 12.8% - 4.6% - 6.2% Adjusted EBITDA margin 33.7% 33.5% 30.8% $ Millions Year Ended December 31

16 Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin by Quarter Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Net income (loss) $12.5 $33.6 $41.5 $25.1 $38.7 Add/(less) non - GAAP adjustments: Depreciation and amortization $25.5 $25.2 $24.9 $24.7 $24.3 Other operating expense - net $0.4 $(0.2) $0.8 $2.7 $0.9 Interest expense $30.7 $31.0 $30.0 $29.6 $30.0 Fair value adjustments, foreign exchange and other non operating expenses (income) 1 $2.9 $(18.1) $(16.4) $(19.3) $(36.4) Income tax expense $(3.4) $8.5 $(0.4) $13.1 $15.2 Stock comp expense $1.6 $1.6 $1.6 $1.7 $1.4 Adjusted EBITDA $70.2 $81.6 $81.9 $77.7 $74.1 Net income (loss) margin 5.6% 14.2% 17.4% 10.9% 16.6% Adjusted EBITDA margin 31.3% 34.4% 34.3 33.6% 31.7% $ Millions Note: All periods presented are unaudited 1 - Fair value adjustments for our swaps and foreign currency exchange contracts, foreign exchange gains (losses) and other insi gnificant non - operating related expenses.

17 Summary Cash Flow and Reconciliation of Free Cash Flow Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Net cash provided by operating activities $46.5 $42.6 $59.4 $49.4 $30.9 Acquisition of property and equipment (13.6) (11.4) (12.6) (16.2) (14.1) Acquisition of business 1 (89.1) (0.1) — — — Purchase of minority investment — — — — (2.0) Other investing activities — — 1.6 — — Net cash used in investing activities (102.8) (11.5) (11.0) (16.2) (16.1) Principal payments on debt (2.6) (2.6) (2.6) (2.6) (2.6) Equity issuance costs — — (1.9) (3.1) (1.7) Other financing activities — — 0.1 — Net cash used in financing activities (2.6) (2.6) (4.4) (5.7) (4.3) Effects of exchange rate fluctuations (0.8) (1.5) (1.0) (3.6) (7.6) Net Change in Cash, Cash Equivalents & Restricted Cash (59.7) 27.0 43.0 23.9 2.9 Cash, Cash Equivalents & Restricted Cash: Beginning of period 181.2 121.5 148.5 191.5 215.4 End of period $121.5 $148.5 $191.5 $215.4 $218.4 Free Cash Flow: Net cash provided by operating activities $46.5 $42.6 $59.4 $49.4 $30.9 Acquisition of property and equipment (13.6) (11.4) (12.6) (16.2) (14.1) Free Cash Flow $32.9 $31.2 $46.8 $33.2 $16.8 $ Millions

ID # , Photographer Name Thank You 532512992, Bill Ross